UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Tractor Supply Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IMPORTANT ANNUAL MEETING INFORMATION

Notice of Annual Meeting of Shareholders

Important Notice Regarding the Availability of Proxy Materials for
Tractor Supply Company’s Annual Meeting of Shareholders to be Held on May 9, 2017

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet and is not a form for voting. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report/10-K to shareholders are available at:

www.envisionreports.com/TSCO

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.
Step 1: Go to www.envisionreports.com/TSCO to view the materials.
Step 2: Click on Cast Your Vote or Request Materials.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or email copy of these documents, you must request one as instructed below. There is no charge to you for requesting a copy; however, no paper or email copies of proxy materials will otherwise be distributed without such request. Please make your request for a copy as instructed on the reverse side on or before April 28, 2017 to facilitate timely delivery.

Notice of Annual Meeting of Shareholders

Tractor Supply’s Annual Meeting of Shareholders will be held on May 9, 2017 at 5401 Virginia Way, Brentwood, TN 37027, at 10:00 a.m. central time. Directions to the Annual Meeting can be found in the Proxy Statement.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends a vote FOR all the nominees listed on Proposal 1; FOR Proposal 2; FOR Proposal 3; and every ONE YEAR on Proposal 4.

1.	Election of Directors:
01 - Cynthia T. Jamison
02 - Johnston C. Adams
03 - Peter D. Bewley
04 - Ramkumar Krishnan
05 - George MacKenzie
06 - Edna K. Morris
07 - Mark J. Weikel
08 - Gregory A. Sandfort

2.	To ratify the re-appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 30, 2017

3.	Say on Pay - An advisory vote to approve executive compensation

4.	Say When on Pay - An advisory vote on the approval of the frequency of shareholder votes on executive compensation
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Here’s how to order a copy of the proxy materials and select a future delivery preference:

Proxy Materials available to View or Receive: Notice, Proxy Statement and Annual Report/10-K.

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

Internet – Go to www.envisionreports.com/TSCO. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

Email – Send email to investorvote@computershare.com with “Proxy Materials Tractor Supply” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for an email or paper copy of the proxy materials must be received by April 28, 2017.